AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

               THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, dated as of July 22, 1996 (the "Amendment"), is among French Fragrances, Inc., a Florida corporation (the "Company"), Bedford Capital Corporation, a corporation organized under the laws of the Province of Ontario, Canada ("Bedford"), for itself and on behalf of the holders of the Registrable Shares identified in Schedule A (the "Holders"), The Estate of Eugene Ramos ("Ramos"), Rafael Kravec ("Kravec"), and Fred Berens ("Berens") (each of Bedford, Ramos, Kravec and Berens individually a "Shareholder" and collectively, the "Shareholders"), and is an amendment to that certain Registration Rights Agreement dated as of November 30, 1995, as amended as of March 20, 1996 among the Company and the Shareholders dated as of November 30, 1995 as amended (the "Agreement"). Capitalized terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.

                                W I T N E S S E T H:

               WHEREAS, the Company has consummated on the date hereof an exchange offer, pursuant to which the Company issued 7.5% Subordinated Convertible Debentures Due 2006 (the "7.5% Debentures") to Kravec, Berens and certain of the Holders, which 7.5% Debentures are convertible into shares of Common Stock (the "Debenture Shares") by dividing the principal amount of 7.5% Debentures converted by $7.20. As an integral part of such transaction, the Company and the Shareholders desire to grant to Bedford, on behalf of the Holders, Kravec and Berens the registration rights set forth in the Agreement with respect to the Debenture Shares.

               NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               Section 1. Amendment to Certain Terms and Exhibit A. The parties hereto hereby agree that the defined term "Registrable Shares" in the Agreement shall mean collectively, the shares of Common Stock owned by certain of the Holders or issuable to the Holders upon the conversion of the Series B Preferred Stock, the Series C Preferred Stock and the Debenture Shares as specified in the Exhibit A, plus the Common Stock owned by Kravec, Berens and Ramos. Exhibit A which is attached hereto and made a part hereof shall supersede and replace Exhibit A to the Agreement.

               Section 2. Limited Modification of Agreement; Ratification. Except as expressly modified hereby, all other covenants, terms and conditions contained in the Agreement which have not previously been deleted by amendment shall remain unchanged and in full force and effect. Each of the parties hereto hereby further ratifies, assumes and confirms each of its respective obligations under the Agreement, as amended hereby.

               Section 3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        FRENCH FRAGRANCES, INC.

                                        By: /s/ Rafael Kravec
                                            ----------------------
                                            Rafael Kravec
                                            President and Chief
                                            Executive Officer

                                        BEDFORD CAPITAL CORPORATION, for
                                        itself and on behalf of the
                                        shareholders identified on
                                        Schedule A hereto

                                        By: /s/ J. W. Nevil Thomas
                                            ----------------------
                                            J. W. Nevil Thomas
                                            Chairman


                                        ESTATE OF EUGENE RAMOS
                                        By: /s/ Fred Berens
                                            ----------------------
                                            Fred Berens
                                            Personal Representative



                                        By: /s/ Rafael Kravec
                                            ----------------------
                                            Rafael Krave


                                        By: /s/ Fred Berens
                                            ----------------------
                                            Fred Berens

                                   SCHEDULE A

                              Number of     Number of     Number of
                 Number of    Shares of     Shares of     Shares of
                 Shares of    Common Stock  Common Stock  Common Stock
                 Common       Received      Received      Received      Total
                 Stock        Upon          Upon          Upon          Number
                 which have   Conversion    Conversion    Conversion    of
                 not been     of Series B   of Series C   of 7.5%       Registr-
                 Registered   Preferred     Preferred     Convertible   able
                 for Resale   Stock         Stock         Debentures    Shares
1003749 Ontario
 Inc.                     0      38,583          8,835             0      47,418
Apex Investment
 Fund Limited             0      38,583          8,835             0      47,418
Atkinson, Robert          0       3,859            883             0       4,742
Atkinson, William         0      11,577          2,650             0      14,227
B No. 1 Inc.         46,978           0              0        18,499      65,477
Bedford Capital
 Financial Corp.    417,801     419,603        101,344             0     938,748
Cairn Capital,
 Inc.                38,939           0              0        18,499      57,438
Canmerge
 Consultants
 Limited            116,889      54,019         11,682         3,462     186,052
Cola Capital
 Corporation              0      38,583          8,835             0      47,418
Compagnie
 D'assurance Du
 Quebec                   0      23,154          5,301             0      28,455
Connor, Gerald       22,640      69,456         15,900         9,249     117,245
Devonshire
 Holdings                 0           0              0             0           0
Devonshire Trust    111,413     110,680         23,264             0     245,357
Ennis, Edith              0      38,583          8,835             0      47,418
Euro Credit
 Investments, Ltd.        0     489,051              0             0     489,051
E.S.B. Consultants,
 Inc.                64,201      42,442          9,185         1,163     116,991
First Marathon
 Capital Corp.       90,578      38,583          8,835        18,499     156,495
Gray Capital
 Corporation         45,478      38,583          8,835        18,499     111,395
Guernroy Limited          0      19,295          4,417             0      23,712
Imperial Life
 Assurance Company
 of Canada           67,918           0              0        27,748      95,666
Jalger Limited            0      38,583          8,835             0      47,418
James Wallace
 McCutcheon
 Foundation               0           0              0        11,721      11,721
John & Anne Clark
 Family Trust             0      19,295          4,417             0      23,712
Marbe Consultants,
 Inc.                     0      38,583          8,835             0      47,418
Mauran, Richard
 C. W.              893,446           0        108,254       110,964   1,129,278
McCutcheon,
 Douglas                  3      55,102         13,252         6,778      75,134
Merchant Private
 Ltd.                89,650           0              0        36,983     126,633
Morgan Trust
 Company of
 The Bahamas              0      38,583          8,835             0      47,418
Nevcorp Inc.              0      54,019         11,682             0      65,701
North Simcoe
 Investments
 Limited                  0      38,583          8,835             0      47,418
Peller, Dr.
 Joseph              86,028           0              0        18,499     104,527
R & R Partnership         0      38,583          8,835             0      47,418
Rosart, Patsy        45,478           0              0        18,499      63,977
Royal Insurance
 Company Of
 Canada                   0     135,052         30,921             0     165,973
Tayhold Corp.             0      38,583          8,835             0      47,418
The GAN Company
 of Canada
 Limited                  0           0          8,835        18,499      27,334
The Manufacturers
 Life Insurance
 Company                  7     121,873         44,173        36,983     203,037
Trustees of Royal
 Insur. Co. Of
 Canada                   0      34,724          7,951             0      42,675
Veldon, Peter
 Van Der                  0           0          2,591             0       2,591
Ward, Fred           33,969           0              0         4,625      38,594
Weldon, David &
 Heaslip, William         0      28,580          8,835             0      37,415
Wijler Holding NV         0      38,583          8,835             0      47,418
Workers'
 Compensation Board       0     137,630         32,202             0     169,832
